OTHER INCOME (EXPENSE), NET	12 Months Ended
Nov. 25, 2018
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 16: OTHER INCOME (EXPENSE), NET

The following table summarizes significant components of “Other income (expense), net”:

	Year Ended
	November 25, 2018	November 26, 2017	November 27, 2016
	(Dollars in thousands)
Foreign exchange management gains (losses)(1)	$11,167	$(41,167)	$15,860
Foreign currency transaction (losses) gains(2)	(7,498)	7,853	(7,166)
Interest income	9,400	3,380	1,376
Investment income	734	629	976
Other	4,455	2,313	7,177

Total other income (expense), net	$18,258	$(26,992)	$18,223

(1)

Gains and losses on forward foreign exchange contracts primarily result from currency fluctuations relative to negotiated contract rates. Gains in 2018 were primarily due to favorable currency fluctuations relative to negotiated contract rates on positions to sell the Euro and the British Pound. Losses in 2017 were primarily due to unfavorable currency fluctuations relative to negotiated contract rates on positions to sell the Mexican Peso, the Euro and the British Pound. Gains in 2016 were primarily due to favorable currency fluctuations relative to negotiated contract rates on positions to sell the Mexican Peso.

(2)

Foreign currency transaction gains and losses reflect the impact of foreign currency fluctuation on the Company’s foreign currency denominated balances. Gains in 2017 were primarily due to the strengthening of the Mexican Peso and Euro against the US dollar. Losses in 2016 were primarily due to the weakening of various currencies against the U.S. Dollar.